Exhibit 99.1

ICON ECI Fund Fifteen, L.P.

Portfolio Overview

FIRST QUARTER 2015

Table of Contents

Introduction to Portfolio Overview	1

Investment Following the Quarter	1

Disposition During the Quarter	1

Dispositions Following the Quarter	2

Portfolio Overview	2

Revolving Line of Credit	5

Performance Analysis	5

Transactions with Related Parties	7

Financial Statements	9

Forward Looking Statements	14

Additional Information	14

ICON ECI Fund Fifteen, L.P.

As of July 31, 2015

Introduction to Portfolio Overview

We are pleased to present ICON ECI Fund Fifteen, L.P.’s (the “Fund”) Portfolio Overview for the quarter ended March 31, 2015. References to “we,” “us,” and “our” are references to the Fund, references to the “General Partner” are references to the general partner of the Fund, ICON GP 15, LLC, and references to the “Investment Manager” are references to the investment manager of the Fund, ICON Capital, LLC.

The Fund makes investments in companies that utilize equipment and other corporate infrastructure (collectively, “Capital Assets”) to operate their businesses. These investments are primarily structured as debt and debt-like financings (such as loans and leases) that are collateralized by Capital Assets.

The Fund raised $196,688,918 commencing with its initial offering on June 6, 2011 through the closing of the offering on June 6, 2013.  During the operating period, we anticipate continuing to invest in Capital Assets.  Following our operating period, we will enter our liquidation period, during which time the loans and leases we own will mature or be sold in the ordinary course of business.

Investment Following the Quarter

The Fund made the following investment after the quarter ended March 31, 2015:

Challenge Mfg. Company, LLC
Investment Date: Structure: Expiration Date: Purchase Price: The Fund's Investment:	7/10/2015 Lease 7/9/2020 $9,934,000 $4,967,000	Collateral:	Auxiliary support equipment and robots used in the production of certain automobiles.

Disposition During the Quarter

The Fund disposed of the following investment during the quarter ended March 31, 2015:

Superior Tube, Inc.
Structure:	Loan	Collateral:	Metal pipe and tube manufacturing equipment.
Disposition Date:	1/30/2015
The Fund's Investment:	$2,482,000
Total Proceeds Received:	$3,272,000

ICON ECI Fund Fifteen, L.P.

Dispositions Following the Quarter

The Fund disposed of the following investments after the quarter ended March 31, 2015:

Go Frac, LLC
Structure:	Lease	Collateral:	Oil well fracking, cleaning and servicing equipment.
Disposition Date:	5/12/2015
The Fund's Investment:	$6,942,000
Total Proceeds Received:	$6,950,000

VAS Aero Services, LLC
Structure:	Loan	Collateral:	Aircraft engines and related parts.
Disposition Date:	7/23/2015
The Fund's Investment:	$2,000,000
Total Proceeds Received:	$1,514,000

Varada Ten Pte. Ltd.
Structure:	Loan	Collateral:	One offshore supply vessel.
Disposition Date:	7/28/2015
The Fund's Investment:	$16,771,000
Total Proceeds Received:	$25,413,000

Portfolio Overview

As of March 31, 2015, our portfolio consisted of the following investments:

VAS Aero Services, LLC
Structure:	Loan	Collateral:	Aircraft engines and related parts.
Maturity Date:	10/6/2014*
*As a result of certain financial difficulties, VAS was unable to repay the balance of its loan on October 6, 2014.  On July 23, 2015, we sold all of our interest in the loan to GB Loan, LLC.  See section entitled Dispositions Following the Quarter.

Kyla Shipping Company
Structure:	Loan	Collateral:	A dry bulk carrier.
Maturity Date:	11/22/2016

Höegh Autoliners Shipping AS
Structure:	Lease	Collateral:	A car carrier vessel.
Expiration Date:	12/21/2020

ICON ECI Fund Fifteen, L.P.
Portfolio Overview (continued)

Murray Energy Corporation
Structure:	Lease	Collateral:	Mining equipment.
Expiration Dates:	9/30/2015 10/31/2015

Bergshav Product Tankers
Structure:	Loan	Collateral:	Three product tanker vessels.
Maturity Date:	10/4/2017

Ezra Holdings Limited
Structure:	Lease	Collateral:	Offshore support vessel.
Expiration Date:	6/3/2021

Go Frac, LLC
Structure:	Lease	Collateral:	Oil well fracking, cleaning and servicing equipment.
Expiration Dates:	11/30/2016 4/30/2017

Ardmore Shipholding Limited
Structure:	Lease	Collateral:	Two chemical tanker vessels.
Expiration Date:	4/3/2018

Lubricating Specialties Company
Structure: Maturity Date:	Loan 8/1/2018	Collateral:	Liquid storage tanks, blending lines and packaging equipment.

Jurong Aromatics Corporation Pte. Ltd.
Structure: Maturity Date:	Loan 1/16/2021	Collateral:	Equipment, plant, and machinery associated with the condensate splitter and aromatics complex located on Jurong Island, Singapore.

Quattro Plant Limited
Structure:	Loan	Collateral:	Rail support construction equipment.
Maturity Date:	8/1/2016

ICON ECI Fund Fifteen, L.P.
Portfolio Overview (continued)

Sargeant Marine, Inc.
Structure:	Loan	Collateral:	Asphalt carrier vessel.
Maturity Date:	12/31/2018

Varada Ten Pte. Ltd.
Structure: Maturity Date:	Loan 6/30/2022	Collateral:	One offshore supply vessel.

Blackhawk Mining, LLC
Structure:	Lease	Collateral:	Mining equipment.
Expiration Date:	2/28/2018

SIVA Global Ships Limited
Structure:	Lease	Collateral:	Two liquefied petroleum gas tanker vessels.
Expiration Dates:	3/28/2022 4/8/2022

D&T Trucking, LLC
Structure:	Lease	Collateral:	Trucks, trailers and other equipment.
Expiration Date:	12/31/2018

Pacific Radiance Ltd.
Structure:	Lease	Collateral:	Offshore support vessel.
Expiration Date:	6/12/2024

Tècnicas Maritimas Avanzadas, S.A. de C.V.
Structure:	Loan	Collateral:	Four platform supply vessels.
Maturity Date:	8/27/2019

Premier Trailer Leasing, Inc.
Structure:	Loan	Collateral:	Trailers.
Maturity Date:	9/24/2020

ICON ECI Fund Fifteen, L.P.
Portfolio Overview (continued)

Inotera Memories, Inc.
Structure: Expiration Date:	Lease 11/30/2016	Collateral:	An ASML Twinscan NXT 1970ci photolithograph immersion scanner used in semiconductor manufacturing.

Revolving Line of Credit

On March 31, 2015, we extended our revolving line of credit (the “Facility”) with California Bank & Trust (“CB&T”) through May 30, 2017 and the amount available under the Facility was increased to $12,500,000. The Facility is secured by all of our assets not subject to a first priority lien. Amounts available under the Facility are subject to a borrowing base that is determined, subject to certain limitations, by the present value of the future receivables under certain loans and lease agreements in which we have a beneficial interest.

The interest rate for general advances under the Facility is CB&T’s prime rate. We may elect to designate up to five advances on the outstanding principal balance of the Facility to bear interest at the London Interbank Offered Rate (“LIBOR”) plus 2.5% per year. In all instances, borrowings under the Facility are subject to an interest rate floor of 4.0% per year. In addition, we are obligated to pay an annualized 0.5% fee on unused commitments under the Facility. At March 31, 2015, there were no obligations outstanding under the Facility and we were in compliance with all covenants related to the Facility.

Performance Analysis

Capital Invested as of March 31, 2015	$217,985,314
Leverage Ratio	0.95:1*
% of Receivables Collected for the Quarter Ended March 31, 2015	97.93%**
* Leverage ratio is defined as total liabilities divided by total equity.
** Collections as of July 31, 2015. The uncollected receivables relate to our investment with Jurong Aromatics Corporation Pte. Ltd.

One of our objectives is to provide cash distributions to our partners.  In order to assess our ability to meet this objective, unaffiliated broker dealers, third party due diligence providers and other members of the investing community have requested that we report a financial measure that can be reconciled to our financial statements and can be used to assess our ability to support cash distributions from our business operations.  We refer to this financial measure as cash available from our business operations, or CABO.  CABO is not equivalent to our net operating income or loss as determined under GAAP.  Rather, it is a measure that may be a better financial measure for an equipment fund because it measures cash generated by investments, net of management fees and expenses, during a specific period of time.  We define CABO as the net change in cash during the period plus distributions to partners and investments made during such period, less the debt proceeds used to make such investments and the activity related to the Facility, as well as the net proceeds from equity raised through the sale of interests during such period.

We believe that CABO may be an appropriate supplemental measure of an equipment fund’s performance because it is based on a measurement of cash during a specific period that excludes cash from non-business operations, such as distributions, investments and equity raised.

ICON ECI Fund Fifteen, L.P.
Performance Analysis (continued)

Presentation of this information is intended to assist unaffiliated broker dealers, third party due diligence providers and other members of the investing community in understanding the Fund’s ability to support its distributions from its business operations. It should be noted, however, that no other equipment funds calculate CABO, and therefore comparisons with other equipment funds are not meaningful.  CABO should not be considered as an alternative to net income (loss) as an indication of our performance or as an indication of our liquidity.  CABO should be reviewed in conjunction with other measurements as an indication of our performance.

Cash Available from Business Operations, or CABO, is the cash generated by investments during a specific period of time, net of fees and expenses, excluding distributions to partners, net equity raised and investments made.

Net Change in Cash per GAAP Cash Flow Statement	Business Operations Net cash flow generated by our investments, net of fees and expenses (CABO)	Non-Business Operations Net Equity Raised Cash expended to make Investments and Distributions to Partners

As indicated above, the total net change in cash is the aggregate of the net cash flows from Business Operations and the net cash flows from Non-Business Operations.  By taking the total net change in cash and removing the cash activity related to Non-Business Operations (distributions, investments and equity raised), the amount remaining is the net cash available from Business Operations (net cash flows generated by investments, net of fees and expenses).

In summary, CABO is calculated as:

Net change in cash during the period per the GAAP cash flow statement
+ distributions to Partners during the period
+ investments made during the period
- debt proceeds to be specifically used to make an investment
- net proceeds from the sale of Interests during the period
= CABO

	Cash Available From Business Operations
	for the Period January 1, 2015 through March 31, 2015

	Cash balance at January 1, 2015	$20,340,317
	Cash balance at March 31, 2015	$19,535,072

	Net change in cash		$(805,245)

	Add Back:
	Distributions paid to partners from January 1, 2015 through March 31, 2015		$3,933,033

	Investments made during the period
	Investment by noncontrolling interests	$(1,819)
			$(1,819)

	Deduct:
	Repurchase of limited partnership interests		$(59,139)

	Cash Available from Business Operations (CABO)		$3,185,108	(1)

(1)	Cash available from business operations includes the collection of principal and interest from our investments in notes receivable and finance leases. Distributions paid to partners and CABO for the period January 1, 2014 to December 31, 2014 were $15,959,029 and $46,097,766, respectively.

ICON ECI Fund Fifteen, L.P.
Transactions with Related Parties
We have entered into certain agreements with our General Partner, our Investment Manager, and CĪON Securities, LLC, formerly known as ICON Securities, LLC (“CĪON Securities”), a wholly-owned subsidiary of our Investment Manager and the dealer-manager of our offering, whereby we pay or paid certain fees and reimbursements to these parties. CĪON Securities was entitled to receive a 3% underwriting fee from the gross proceeds from sales of our limited partnership interests, of which up to 1% were paid to unaffiliated broker-dealers as a fee for their assistance in marketing the Fund and coordinating sales efforts.

In addition, we reimbursed our General Partner and its affiliates for organizational and offering expenses incurred in connection with our organization and offering.  The reimbursement of these expenses was capped at the lesser of 1.44% of the gross offering proceeds (assuming all of our limited partnership interests were sold in the offering) and the actual costs and expenses incurred by our General Partner and its affiliates.

We pay our Investment Manager (i) a management fee equal to 3.5% of the gross periodic payments due and paid from our investments, and (ii) acquisition fees, through the end of the operating period, equal to 2.5% of the total purchase price (including indebtedness incurred or assumed and all fees and expenses incurred in connection therewith) of, or the value of the Capital Assets secured by or subject to, our investments. For a more detailed analysis of the fees payable to our Investment Manager, please see the Fund’s prospectus.

Our General Partner and its affiliates also perform certain services relating to the management of our portfolio.  Such services include, but are not limited to, credit analysis and underwriting, receivables management, portfolio management, accounting, financial and tax reporting, and remarketing and marketing service.

In addition, our General Partner and its affiliates are reimbursed for administrative expenses incurred in connection with our operations.  Administrative expense reimbursements are costs incurred by our General Partner or its affiliates that are necessary to our operations.
Our General Partner also has a 1% interest in our profits, losses, distributions and liquidation proceeds. We paid distributions to our General Partner in the amount of $39,330 and $39,351 for the three months ended March 31, 2015 and 2014, respectively. Additionally, our General Partner’s interest in the net income attributable to us was $18,622 and $27,403 for the three months ended March 31, 2015 and 2014, respectively.

Fees and other expenses incurred by us to our General Partner or its affiliates were as follows:

			Three Months Ended March 31,
Entity	Capacity	Description	2015	2014
ICON Capital, LLC	Investment Manager	Acquisition fees (1)	$-	$308,973
ICON Capital, LLC	Investment Manager	Management fees (2)	398,164	249,980
ICON Capital, LLC	Investment Manager	Administrative expense reimbursements (2)	402,887	682,544
ICON Equipment and Corporate Infrastructure Fund Fourteen, L.P.	Noncontrolling interest	Interest expense (2)	101,162	99,941
			$902,213	$1,341,438

(1) Amount capitalized and amortized to operations.
(2) Amount charged directly to operations.

At March 31, 2015, we had a net payable of $2,717,525 due to our General Partner and affiliates that primarily consisted of a note payable of approximately $2,614,000 and accrued interest of approximately $30,000 due to ICON Equipment and Corporate Infrastructure Fund Fourteen, L.P. related to its noncontrolling interest in a vessel, the Lewek Ambassador, and administrative expense reimbursements of approximately $78,000 due to our Investment Manager.

ICON ECI Fund Fifteen, L.P.
Transactions with Related Parties (continued)

At December 31, 2014, we had a net payable of $2,870,701 due to our General Partner and affiliates that primarily consisted of a note payable of approximately $2,609,000 and accrued interest of approximately $30,000 due to Fund Fourteen related to its noncontrolling interest in the Lewek Ambassador, and administrative expense reimbursements of approximately $257,000 due to our Investment Manager.

Your participation in the Fund is greatly appreciated.

We are committed to protecting the privacy of our investors in compliance with all applicable laws. Please be advised that, unless required by a regulatory authority such as FINRA or ordered by a court of competent jurisdiction, we will not share any of your personally identifiable information with any third party.

ICON ECI Fund Fifteen, L.P.
(A Delaware Limited Partnership)
Financial Statements
Consolidated Balance Sheets

	March 31, 2015	December 31, 2014
	(unaudited)
Assets
Cash	$19,535,072	$20,340,317
Net investment in notes receivable	55,948,454	59,584,520
Leased equipment at cost (less accumulated depreciation of
$31,021,908 and $25,974,093, respectively)	149,923,423	163,201,779
Net investment in finance leases	48,686,077	49,651,259
Assets held for sale	4,019,740	-
Investment in joint ventures	22,433,840	22,255,221
Other assets	4,995,763	5,613,561
Total assets	$305,542,369	$320,646,657
Liabilities and Equity
Liabilities:
Non-recourse long-term debt	$134,917,232	$146,012,447
Due to General Partner and affiliates, net	2,717,525	2,870,701
Accrued expenses and other liabilities	11,406,975	12,650,775
Total liabilities	149,041,732	161,533,923

Commitments and contingencies

Equity:
Partners' equity:
Limited partners	147,586,784	149,696,027
General Partner	(276,403)	(255,695)
Total partners' equity	147,310,381	149,440,332
Noncontrolling interests	9,190,256	9,672,402
Total equity	156,500,637	159,112,734
Total liabilities and equity	$305,542,369	320,646,657

ICON ECI Fund Fifteen, L.P.
(A Delaware Limited Partnership)
Financial Statements
Consolidated Statements of Operations (unaudited)

	Three Months Ended March 31,
	2015	2014
Revenue:
Finance income	$3,266,323	$3,520,708
Rental income	10,801,214	4,582,114
Income from investment in joint ventures	656,006	408,033
Other (loss) income	(281,375)	139,865
Total revenue	14,442,168	8,650,720

Expenses:
Management fees	398,164	249,980
Administrative expense reimbursements	402,887	682,544
General and administrative	542,928	492,774
Interest	1,728,112	1,330,297
Depreciation	8,078,356	2,764,416
Impairment loss	1,180,260	-
Credit loss	362,666	-
Total expenses	12,693,373	5,520,011

Net income	1,748,795	3,130,709
Less: net (loss) income attributable to noncontrolling interests	(113,426)	390,438
Net income attributable to Fund Fifteen	$1,862,221	$2,740,271

Net income attributable to Fund Fifteen allocable to:
Limited partners	$1,843,599	$2,712,868
General Partner	18,622	27,403
	$1,862,221	$2,740,271

Weighted average number of limited partnership
interests outstanding	197,385	197,489
Net income attributable to Fund Fifteen per weighted average
limited partnership interest outstanding	$9.34	$13.74

ICON ECI Fund Fifteen, L.P.
(A Delaware Limited Partnership)
Financial Statements
Consolidated Statements of Changes in Equity

	Partners' Equity
	Limited			Total
	Partnership	Limited	General	Partners'	Noncontrolling	Total
	Interests	Partners	Partner	Equity	Interests	Equity
Balance, December 31, 2014	197,489	$149,696,027	$(255,695)	$149,440,332	$9,672,402	$159,112,734

Net income (loss)	-	1,843,599	18,622	1,862,221	(113,426)	1,748,795
Distributions	-	(3,893,703)	(39,330)	(3,933,033)	(370,539)	(4,303,572)
Investment by noncontrolling interests	-	-	-	-	1,819	1,819
Repurchase of limited partnership
interests	(104)	(59,139)	-	(59,139)	-	(59,139)
Balance, March 31, 2015 (unaudited)	197,385	$147,586,784	$(276,403)	$147,310,381	$9,190,256	$156,500,637

ICON ECI Fund Fifteen, L.P.
(A Delaware Limited Partnership)
Financial Statements
Consolidated Statements of Cash Flows (unaudited)
	Three Months Ended March 31,
	2015	2014
Cash flows from operating activities:
Net income	$1,748,795	$3,130,709
Adjustments to reconcile net income to net cash provided by operating activities:
Finance income	338,780	498,373
Credit loss	362,666	-
Rental income paid directly to lenders by lessees	(1,017,869)	(1,418,723)
Income from investment in joint ventures	(656,006)	(408,033)
Depreciation	8,078,356	2,764,416
Impairment loss	1,180,260	-
Interest expense on non-recourse financing paid directly to lenders by lessees	121,710	139,934
Interest expense from amortization of debt financing costs	110,992	53,310
Interest expense from amortization of seller's credit	77,579	73,562
Other financial loss (gain)	259,239	(38,371)
Paid-in-kind interest	4,744	12,798
Changes in operating assets and liabilities:
Other assets	843,819	9,233
Deferred revenue	(178,749)	(10,371)
Due to General Partner and affiliates, net	(157,920)	(380,075)
Distributions from joint ventures	477,387	-
Accrued expenses and other liabilities	(1,142,630)	251,596
Net cash provided by operating activities	10,451,153	4,678,358
Cash flows from investing activities:
Investment in joint ventures	-	(6,980,624)
Principal received on finance leases	894,998	954,798
Principal received on notes receivable	2,789,946	7,856,848
Net cash provided by investing activities	3,684,944	1,831,022
Cash flows from financing activities:
Repayment of non-recourse long-term debt	(10,199,056)	(2,184,166)
Payment of debt financing costs	(381,394)	-
Investments by noncontrolling interests	1,819	975
Distributions to noncontrolling interests	(370,539)	(343,508)
Repurchase of limited partnership interests	(59,139)	-
Distributions to partners	(3,933,033)	(3,935,100)
Net cash used in financing activities	(14,941,342)	(6,461,799)
Net (decrease) increase in cash	(805,245)	47,581
Cash, beginning of period	20,340,317	24,297,314
Cash, end of period	$19,535,072	$24,344,895

ICON ECI Fund Fifteen, L.P.
(A Delaware Limited Partnership)
Financial Statements
Consolidated Statements of Cash Flows (unaudited) (Continued)

	Three Months Ended March 31,
	2015	2014
Supplemental disclosure of cash flow information:
Cash paid for interest	$948,707	$1,030,959

Supplemental disclosure of non-cash investing and financing activities:
Interest reserve net against principal repayment of note receivable	$-	$206,250
Transfer of leased equipment at cost, net, to assets held for sale	$4,019,740	$-
Principal and interest on non-recourse long-term debt
paid directly to lenders by lessees	$1,017,869	$1,278,789

ICON ECI Fund Fifteen, L.P.

Forward Looking Statements

Certain statements within this document may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 (“PSLRA”).  These statements are being made pursuant to the PSLRA, with the intention of obtaining the benefits of the “safe harbor” provisions of the PSLRA, and, other than as required by law, we assume no obligation to update or supplement such statements.  Forward-looking statements are those that do not relate solely to historical fact.  They include, but are not limited to, any statement that may predict, forecast, indicate or imply future results, performance, achievements or events.  You can identify these statements by the use of words such as “may,” “will,” “could,” “anticipate,” “believe,” “estimate,” “expect,” “continue,” “further,” “plan,” “seek,” “intend,” “predict” or “project” and variations of these words or comparable words or phrases of similar meaning.  These forward-looking statements reflect our current beliefs and expectations with respect to future events and are based on assumptions and are subject to risks and uncertainties and other factors outside our control that may cause actual results to differ materially from those projected.  We undertake no obligation to update publicly or review any forward-looking statement, whether as a result of new information, future developments or otherwise.

Additional Information

“Total Proceeds Received,” as referenced in the sections entitled Disposition During the Quarter and Dispositions Following the Quarter, does not include proceeds received to satisfy indebtedness incurred in connection with the investment, if any, or the payment of any fees or expenses with respect to such investment.

A detailed financial report on SEC Form 10-Q or 10-K (whichever is applicable) is available to you.  It is typically filed either 45 or 90 days after the end of a quarter or year, respectively.  Usually this means a filing will occur on or around March 31, May 15, August 14, and November 14 of each year.  It contains financial statements and detailed sources and uses of cash plus explanatory notes.  You are always entitled to these reports.  Please access them by:

•	Visiting www.iconinvestments.com, or
•	Visiting www.sec.gov, or
•	Writing us at: Angie Seenauth c/o ICON Investments, 3 Park Avenue, 36th Floor, New York, NY 10016

We do not distribute these reports to you directly in order to keep our expenses down as the cost of mailing this report to all investors is significant.  Nevertheless, the reports are immediately available upon your request.